AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of June 20, 2005, (this "Agreement"), by and among First Union Real Estate Equity and Mortgage Investments, an unincorporated association in the form of a business trust organized in Ohio (the "Company"), and each of the Investors listed on
Schedule 1 attached hereto (referred to hereinafter collectively as the "Investors" and individually as an "Investor").

                                    RECITALS:

            A. The Investors and the Company have entered into that certain Securities Purchase Agreement, dated as of June 15, 2005 (the "Purchase Agreement"), by and among the Company and the Investors pursuant to which the Investors will purchase, contemporaneously with the execution and delivery of this Agreement, 360,000 shares of Series B Cumulative Convertible Redeemable Preferred Shares of the Company, which, together with the 3,640,000 shares of Series B-1 Stock previously issued by the Company under the Securities Purchase Agreement dated as of February 28, 2005 to which it is a party, will constitute all of the issued and outstanding shares of Series B-1 Stock (collectively, the "Series B-1 Stock"); and

            B. It is a condition precedent to the purchase of such Series B-1 Stock that the Company amend the Registration Rights Agreement, dated as of February 28, 2005, with the investors who were signatories thereto, to add certain Investors as parties to such agreement and to provide for certain additional agreements and obligations of the parties following the Closing.

                                   AGREEMENT:

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below:

            "Affiliate" has the meaning set forth in the Investors' Rights Agreement.

            "Agreement" means the Registration Rights Agreement dated February 28, 2005, by and among the Company and the Investors, as amended and restated on the date hereof, and as further amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

            "Board" or "Board of Trustees" shall mean the Board of Trustees of the Company.

            "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Common Stock" means the common shares of beneficial interest, par value $1.00 per share, of the Company or other publicly traded securities into which the Series B-1 Stock is now or hereafter convertible.

            "Company" has the meaning set forth in the preamble to this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Holder" means Investor.

            "Holders' Counsel" has the meaning set forth in Section 2.4.

            "Indemnified Party" has the meaning set forth in Section 3.1(c).

            "Indemnifying Party" has the meaning set forth in Section 3.1(c).

            "Inspectors" has the meaning set forth in Section 2.5(l).

            "Institutional Investor" has the meaning set forth in the Investors' Rights Agreement.

            "Investor" has the meaning set forth in the preamble of this Agreement.

            "Investors' Rights Agreement" shall mean that certain Amended and Restated Investors' Rights Agreement, dated as of the date hereof, by and among the Company and the Investors.

            "Other Transferee" has the meaning set forth in the Investors' Rights Agreement.

            "Person" means any natural person, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "Piggy-Back Registration" has the meaning set forth in Section
2.3(a).

            "Preferred Registration Statement" has the meaning given in Section 2.2.

            "Purchase Agreement" has the meaning set forth in the recitals.

            "Records" has the meaning set forth in Section 2.5(l).


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

            "Registration Expenses" has the meaning set forth in Section 3.2.

            "Registrable Securities" means the Series B-1 Stock, the shares of Common Stock into which the Series B-1 Stock are convertible and any additional shares of Common Stock acquired by a Holder of Series B-1 Stock by way of a dividend, stock split, preemptive rights, recapitalization or other distribution in respect of the Series B-1 Stock. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, (ii) in the opinion of counsel reasonably satisfactory to the Company and the Holder such shares of Common Stock shall have been or could be sold under Rule 144(k) (or any similar provisions then in force) under the Securities Act, or (iii) such shares of Common Stock shall have ceased to be outstanding.

            "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

            "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act pursuant to a Registration Statement under the Securities Act.

            "Series B-1 Stock" has the meaning set forth in the recitals.

            "Shelf Effective Period" has the meaning set forth in Section 2.1.

            "Shelf Registration Statement" has the meaning set forth in Section 2.1.

            "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

            "Violation" has the meaning set forth in Section 3.1(a).

                                   ARTICLE II
                               REGISTRATION RIGHTS

            SECTION 2.1 Shelf Registration.

                  (a) Shelf Registration. Prior to February 28, 2007, the Company shall prepare and file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, covering all of the Common Stock issuable upon conversion of the Series B-1 Stock held by each of the Holders (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 (or any successor form then in effect) under the

Securities Act (or another appropriate form reasonably acceptable to the Holders) permitting registration of such Registrable Securities for resale by each of the Holders in the manner or manners designated by them. The Company shall use its commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) by February 28, 2007, and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until such time as when all of the Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities (the "Shelf Effective Period").

                  (b) If as determined by Investors holding a majority of the Registrable Securities any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Company shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Investors; provided, however, that the Investors shall not be entitled to effect more than two (2) underwritten offerings under the Shelf Registration Statement unless the Investors are unable to sell, through the commercially reasonable efforts of the Company, the managing underwriter and the Investors, at least 2,400,000 shares of Common Stock in the aggregate in both such offerings and any underwritten offerings pursuant to Section 2.3 below, in which case the Investors shall be entitled to one (1) additional underwritten offering pursuant to the Shelf Registration Statement. In any event, the Investors will not be entitled to effect more than one underwritten public offering per year pursuant to the Shelf Registration Statement. In the event of any underwritten public offering pursuant to this Section 2.1, the Company and the Investors shall use, and the Company shall cause any other securityholder covered by the registration statement to agree to use, commercially reasonable efforts to cooperate with each other and the managing underwriters in such offering, including entering into underwriting agreements and lock-up agreements in customary form for issuers or selling shareholders, as applicable, and the Company furnishing customary opinions of counsel and comfort letters and participating in investor presentations or road shows. Any lock-up agreements, underwriting agreements, or other agreements or waivers entered into by the Investors in connection with such underwriting shall offer terms that are substantially similar to all Investors. Except for such number of securities as shall, in the reasonable opinion of the managing underwriters for any underwritten offering, not exceed the maximum number of securities practicable to include in such offering, any underwritten offering effected pursuant to this Section 2.1(a) shall include only Registrable Securities.

            SECTION 2.2 Contingent Registration Rights on Series B-1 Stock. On or prior to February 28, 2010, if at least 70% of the originally issued Series B-1 Stock remains outstanding, the Company shall prepare and file with the Commission a Registration Statement registering the resale of such Series B-1 Stock under the Securities Act, covering all of the Series B-1 Stock held by each of the Holders (the "Preferred Registration Statement"). The Company shall use its commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as promptly as possible after the filing thereof.

            SECTION 2.3 Piggy-Back Registration.

                  (a) Notice of Registration. If at any time after the date hereof and prior to February 28, 2010, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement with respect to a rights offering to holders of Common Stock or securities convertible into or exercisable for Common Stock, or on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or for the account of any of its security holders, the Company will give to each Holder written notice of such filing at least 20 days prior to filing such registration statement and such notice shall offer the Holders the opportunity to register the number of Registrable Securities as each such Holder may request in writing. Upon the written request of such Holder made within ten days after receipt of such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in such registration all of the Registrable Securities specified in such request or requests in accordance with the provisions of this Section 2.3 (a "Piggy-Back Registration"). (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a) hereof. In such event, the right of any Holder to registration pursuant to Section 2.3(a) hereof shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form for selling shareholders (which in any event shall limit any Holder's indemnification and contribution obligation in the same manner as Section 3.1 hereof) with the managing Underwriter selected for such underwriting by the Company. The Company shall use its commercially reasonable efforts to cause the managing Underwriter to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company (whether sold by the Company or a security holder other than a Holder) included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Notwithstanding anything to the contrary contained herein, if the managing underwriter advises the Company in writing that in its reasonable opinion the number of equity securities requested to be included in such Piggy-Back Registration exceeds the number which can be sold in such offering, the Company will include in such Piggy-Back Registration:
(i) first, the number of shares to be offered by the Company; (ii) second, the number of shares of Common Stock requested to be included by the security holders of the Company exercising their demand registration rights; and (iii) third, that number of other shares of Common Stock proposed to be included in such Piggy-Back Registration, pro rata among all other security holders of the Company (including the Holders) exercising their respective piggy-back registration rights thereof based upon the aggregate number which such holders (including the Holders) propose to include in such Piggy-Back Registration; and the Company shall so advise all Holders of such limitation (or exclusion, if applicable).

                  (c) Right to Terminate Registration.

                        (i) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of the related Registration Statement and shall have no obligation to register any Registrable Securities in connection with such registration, except to the extent provided herein. The Registration Expenses of such withdrawn Piggy-Back Registration shall be borne by the Company in accordance with Section 2.4 hereof.

                        (ii) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw prior to the planned effective date of the related Registration Statement.

                  (d) Failure to Effect. No registration effected under this
Section 2.3, and no failure to effect a registration under this Section 2.3, shall relieve the Company of its obligation to effect and maintain the Shelf Registration pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.3 and to complete the sale of the Registrable Securities in connection therewith, shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 2.4 and 3.1).

            SECTION 2.4 Registration Expenses. In connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof, the Company shall pay all of the registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation, all: (i) reasonable registration and filing fees, (ii) reasonable fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) reasonable processing, duplicating and printing expenses, (iv) of the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the Registrable Securities or Series B-1 Stock, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of a majority of the Registrable Securities to be included in such registration ("Holders' Counsel"). Notwithstanding the foregoing, each Selling Holder shall be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or Series B-1 Stock of such Selling Holder and, in the case of any underwritten public offering pursuant to Section 2.1, the Selling Holders whose Registrable Securities are included in such underwriting and the Company shall each be responsible for their respective ratable portions of 50% of the Registration Expenses (other than expenses pursuant to clause (iv), which shall be paid solely by the Company, and other than underwriting fees, discounts, commissions of each Selling Holder, which shall be paid solely by each Selling Holder) until the aggregate Registration Expenses incurred for such offering exceed $250,000, and thereafter such Selling Holders shall be solely responsible for all Registration Expenses other than expenses pursuant to clause
(iv).

            SECTION 2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder who is entitled to registration rights hereunder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any such registration:

                  (a) The Company will promptly prepare and file with the Commission a Registration Statement on Form S-3 (or any successor form then in effect) under the Securities Act (or another appropriate form reasonably acceptable to the Holders), will include in such Registration Statement such information as the Holders shall reasonably request, and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than (i) 180 days in the case of registrations effected pursuant to Section 2.2 or 2.3 hereof (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold), or (ii) the Shelf Effective Period in the case of a Shelf Registration Statement.

                  (b) The Company will promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the prospectus.

                  (c) The Company, at least 10 days prior to filing a Registration Statement or at least five days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, will furnish to (i) each Selling Holder, (ii) Holders' Counsel and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with exhibits thereto, which documents will be subject to reasonable review and approval (which approval may not be unreasonably withheld) by each of the foregoing within five days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within three days), and thereafter, furnish to such Selling Holders, Holders' Counsel and Underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as such Selling Holders, Holders' Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then Holders' Counsel will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than one day.

                  (d) The Company will promptly notify each Selling Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

                  (e) On or prior to the date on which the Registration Statement is declared effective by the Commission, the Company will use all commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and (ii) file all of the documents required to register such Registrable Securities with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                  (f) The Company will notify each Selling Holder, Holders' Counsel and any Underwriter promptly and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event which makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) The Company, during the period when the prospectus is required to be delivered under the Securities Act, promptly will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                  (h) The Company shall cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities of the same class issued by the Company are then listed.

                  (i) The Company shall otherwise comply with all applicable rules and regulations of the Commission.

                  (j) The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of such Person's Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission. The Company may exclude from such Registration Statement any Selling Holder who fails to provide such information.

                  (k) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 2.5(f) hereof, such Selling Holder will forthwith discontinue the disposition of such Person's Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2.5(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Person's Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(f) hereof to the date when the Company shall make available to the Selling Holders covered by such Registration Statement a prospectus supplemented or amended to conform with the requirements of Section 2.5(f) hereof.

                  (l) The Company will make available for inspection, during normal business hours and upon reasonable notice, by (i) any Investor or its representatives (collectively, the "Inspectors") such information or documentation (the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to perform its due diligence, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Inspectors) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 2.5(l). Each Investor agrees that upon learning that the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, it shall give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  (m) The Company shall not grant registration rights to any third party that would result in a violation of its obligations under this Agreement.

                                   ARTICLE III
                                 INDEMNIFICATION

            SECTION 3.1 In the event any Registrable Securities are included in a Registration Statement under Article II:

                  (a) The Company will indemnify and hold harmless each Selling Holder, each of its officers, directors, partners and trustees, and each person controlling such Selling Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to Article II, and each Underwriter, if any, and each Person who controls such Underwriter within the meaning of Section 15 of the Securities Act, against all expenses (including reasonable costs of investigation), claims, losses, damages or liabilities, or actions in respect thereof, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any such registration, qualification or compliance ("Violation"), and the Company will reimburse each such Selling Holder, each of its officers, directors, and partners and each Person controlling such Selling Holder, each such Underwriter and each Person who controls any such Underwriter, for any legal and any other expenses (as such legal or other expenses are incurred) reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder, controlling Person or Underwriter and stated to be specifically for use therein and provided further that the Company will not be liable for the failure of any Selling Holder to send a copy of a final prospectus, amendment or supplement to the claimant if copies of such final prospectus, amendment or supplement were made available to the Selling Holder by the Company and the claim would not have arisen if the final prospectus, amendment or supplement had been delivered to the claimant.

                  (b) Each Selling Holder will, if such Person's Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each Underwriter, if any, of the Company's securities covered by such a Registration Statement, each Person who controls the Company or such Underwriter within the meaning of Section 15 of the Securities Act, and each other Selling Holder, each of its officers, directors and partners and each Person controlling such Selling Holder within the meaning of Section 15 of the Securities Act, against all expenses (including reasonable costs of investigation), claims, losses, damages or liabilities, or actions in respect thereof, arising out of or based on any Violation, and will reimburse the Company, such other Selling Holders, such directors, officers, Persons, Underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such Violation is made in such Registration Statement, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder and stated to be specifically for use therein. A Selling Holder will not be required to enter into any agreement or undertaking in connection with any registration under Article II providing for any indemnification or contribution on the part of such Selling Holder greater than the Selling Holder's obligations under this Section 3.1(b). Notwithstanding anything in this
Section 3.1(b), the aggregate amount which may be recovered from any Selling Holder pursuant to the indemnification provided for in this Section 3.1(b) shall be limited to the total proceeds received by such Selling Holder from the sale of such Selling Holder's Registrable Securities or Series B-1 Stock or Series B-1 Stock (net of underwriting discounts and commissions) and the obligations of each Selling Holder pursuant to this Section 3.1 shall be individual and not several or joint and several.

                  (c) Each party entitled to indemnification under this Article III (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to a majority of the Selling Holders and payment of all fees and expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. Such Indemnified Party shall have the right to retain separate counsel with respect to the defense of a claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party has failed to assume the defense and retain counsel within a reasonable time after notice of such claim, or (iii) the Indemnified Party shall have reasonably concluded that a conflict of interest between such Indemnified Party and Indemnifying Party may exist in respect of such claim. After the occurrence of an event specified in clause (ii) or (iii) of the preceding sentence, the Indemnifying Party may not assume the defense for such claim. It is understood, however, that the Company shall, in connection with any one such claim, be liable for the fees and expenses of only one separate firm of attorneys (in addition to local counsel) at any time for all such Selling Holders not having actual or potential differing interests, which firm shall be designated in writing by a majority of the Selling Holders, and all such fees and expenses shall be reimbursed within 30 days after such fees and expenses are incurred. The Indemnifying Party will not, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Indemnified Party or any Person who controls such Indemnified Party is a party to such claim, action, suit or proceeding), if such settlement, compromise or consent (i) does not include an unconditional release of such Indemnified Party from all liability and no finding of liability arising out of such claim, action, suit or proceeding or (ii) requires anything from the Indemnified Party other than the payment of money damages which the Indemnifying Party has agreed to pay in full.

                  (d) If the indemnification provided for in this Section 3.1 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, fees and expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything in this Section 3.1(d), the aggregate amount which may be recovered from any Selling Holder pursuant to the contribution provided for in this Section 3.1(d) shall be limited to the total proceeds received by such Selling Holder from the sale of such Selling Holder's Registrable Securities (net of underwriting discounts and commissions), less any amounts recovered from such Selling Holder under Section 3.1(b).

                                   ARTICLE IV
                        ASSIGNMENT OF REGISTRATION RIGHTS

            SECTION 4.1 Assignment of Registration Rights. Each Investor may assign its rights, interests and obligations under this Agreement to any: (i) direct or indirect partner, investor or participant of such Investor; (ii) other Investor or Person who becomes a holder of Registrable Securities; or (iii) Affiliate of such Investor, in connection with a transfer of shares of Series B-1 Stock and/or Common Stock to such Person in accordance with the Investors' Rights Agreement; provided, that in the event of such assignment, the assignee shall sign a signature page to this Agreement and shall thereby become an Investor and shall have the rights and be bound by the provisions of this Agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

            SECTION 5.1 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as there are outstanding Registrable Securities, to use its commercially reasonable efforts to:

                  (a) to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act; and

                  (b) furnish to the Holders forthwith upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c) under the Securities Act.

            SECTION 5.2 Holdback Agreement. Subject to the provisions hereof, in the event the Company or the Holders propose to enter into an underwritten public offering, each Holder or the Company, as the case may be, entering into such underwritten offering agrees to enter into a customary agreement (including customary carve-outs) with the managing Underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning on the date of such offering and extending for up to 180 days if so requested by the Company or the Holders and the Underwriters, provided that (i) no Holder shall be required to enter into such agreement to the extent that none of such Holder's Registrable Securities are sold in such underwritten offering and (ii) any such agreement shall only be enforceable against a Holder to the extent that such Holder's Registrable Securities were actually sold in such underwritten offering.

            SECTION 5.3 Termination of Registration Rights. The rights granted under this Agreement shall terminate, as to any Selling Holder, on the date on which such Selling Holder no longer owns Registrable Securities, except that the rights granted by Section 2.3 shall terminate on the second anniversary of the date of execution of this Agreement.

            SECTION 5.4 Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and the Holders holding a majority of the Registrable Securities, including securities convertible into Registrable Securities. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

            SECTION 5.5 Binding Effect; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs to the extent provided, and subject to the provisions of, Section 4.1. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

            SECTION 5.6 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

            SECTION 5.7 Notices and Addresses. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the business day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

            If to the Company:

            First Union Real Estate Equity and Mortgage Investments 7 Bulfinch Place, Suite 500,
            P.O. Box 9507,
            Boston, Massachusetts  02114
            Facsimile: (617) 570-4746
            Telephone: (617) 570-4600
            E-mail: asst@wfajericho.com

            with a copy (which shall not constitute notice) to:

            Katten Muchin Rosenman LLP
            575 Madison Avenue
            New York, New York  10022
            Attention: Mark I. Fisher, Esq.
            Facsimile: (212) 940-8776
            Telephone: (212) 940-8800
            E-mail: mark.fisher@kattenlaw.com

            If to any Holder, at the most current address, and with a copy to be sent to each additional address, given by such Holder to the Company in writing, and copies (which shall not constitute notice) sent to:

            Mark Weissler, Esq.
            Milbank, Tweed, Hadley & McCloy LLP
            1 Chase Manhattan Plaza
            New York, NY 10005
            Facsimile: (212) 822-5446
            Telephone: (212) 530-5446
            E-mail: mweissler@milbank.com

            SECTION 5.8 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal Laws of the State of New York, without regard to the conflicts of Law principles thereof which would specify the application of the Law of another jurisdiction.

            SECTION 5.9 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

            SECTION 5.10 Counterparts. This Agreement may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

            SECTION 5.11 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            SECTION 5.12 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

            SECTION 5.13 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

            SECTION 5.14 Jurisdiction. Each of the Holders and the Company (a) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in New York County, New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by the Company, or any Holder and (b) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. If a judgment is obtained, this Section shall not preclude enforcement thereof in any forum. Each of the parties hereto hereby waives all right to trial by jury in any action or proceeding under, arising out of or related to this Agreement.

                            [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FIRST UNION REAL ESTATE EQUITY
AND MORTGAGE INVESTMENTS


By:
    ------------------------------------
    Name:  Peter Braverman
    Title: President

               Signature Page to the Registration Rights Agreement

                                   Schedule 1

Halcyon Structured Opportunities Fund, L.P.

Halcyon Fund, L.P.

HBK Fund L.P.

King Street Capital, L.P.

Fairholme Ventures II LLC

Goldman Sachs & Co.

Kimco Realty Corporation

Basso Multi-Strategy Holding Fund Ltd.

Grandview, LLC

Spectrum Investment Partners, LP

Voschel Investments, LLC

Omicron Master Trust

Riva Ridge Master Fund, LTD.

Mariner, LDC

               Signature Page to the Registration Rights Agreement